SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUSES

AMERICAN GENERAL LIFE INSURANCE COMPANY

VARIABLE SEPARATE ACCOUNT

Polaris II Platinum Series Variable Annuity

VARIABLE ANNUITY ACCOUNT SEVEN

Polaris II A-Class Variable Annuity

Polaris II A-Class Platinum Series Variable Annuity

Polaris Platinum O-Series Variable Annuity

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

FS VARIABLE SEPARATE ACCOUNT

Polaris II A-Class Platinum Series Variable Annuity

Polaris II Variable Annuity

Polaris Platinum O-Series Variable Annuity

Termination of Polaris Portfolio Allocator Program

Effective on February 6, 2017, due to pending regulatory changes we will no longer offer the Polaris Portfolio Allocator Program. All references to this program will be removed from your prospectus and Statement of Additional Information and we will no longer update the Polaris Portfolio Allocator Models on an annual basis.

If you are currently invested in a Polaris Portfolio Allocator Model, you will remain invested in the same Variable Portfolios and in the same amounts and weights as before the Polaris Portfolio Allocator Program was terminated; however, the investment will no longer be considered to be a Polaris Portfolio Allocator Model and you may no longer trade into a Polaris Portfolio Allocator Model. Any active asset rebalancing or dollar cost averaging programs will continue according to your current allocations on file.

Additionally, if you elected a Living Benefit which allowed Polaris Portfolio Allocator Models as part of the investment requirements, you may trade out of your allocation at any time into any investment that meets your Living Benefit’s investment requirements, including the asset allocation of the Variable Portfolios listed in the table below (“Allocations”). After the termination effective date, only the asset allocation of the Variable Portfolios of your current model or the Allocations below will meet the investment requirements for Living Benefits which previously allowed Polaris Portfolio Allocator Models.

Allocations (effective February 6, 2017)

Variable Portfolios	Allocation A	Allocation B	Allocation C
American Funds Global Growth	2.0%	3.0%	4.0%
American Funds Growth-Income	0.0%	0.0%	1.0%
Blue Chip Growth	2.0%	3.0%	4.0%
Capital Appreciation	3.0%	3.0%	4.0%
Capital Growth	2.0%	3.0%	3.0%
Corporate Bond	10.0%	8.0%	7.0%
“Dogs” of Wall Street	3.0%	3.0%	3.0%
Emerging Markets	0.0%	1.0%	2.0%
Equity Opportunities	3.0%	4.0%	4.0%
Foreign Value	3.0%	3.0%	3.0%
Global Bond	4.0%	4.0%	2.0%
Government and Quality Bond	8.0%	8.0%	7.0%
Growth-Income	6.0%	7.0%	8.0%
High-Yield Bond	4.0%	3.0%	2.0%
International Diversified Equities	3.0%	3.0%	4.0%

Invesco V.I. Comstock Fund, Series II Shares	5.0%	5.0%	6.0%
Invesco V.I. Growth and Income Fund, Series II Shares	6.0%	7.0%	8.0%
Real Estate	0.0%	0.0%	0.0%
Real Return	5.0%	3.0%	2.0%
SA AB Growth	1.0%	1.0%	1.0%
SA JPMorgan MFS Code Bond	17.0%	13.0%	10.0%
SA Legg Mason BW Large Cap Value	4.0%	4.0%	4.0%
SA Janus Focused Growth	0.0%	1.0%	1.0%
SA MFS Massachusetts Investors Trust	6.0%	6.0%	7.0%
Small & Mid Cap Value	1.0%	1.0%	1.0%
Small Company Value	0.0%	2.0%	2.0%
Ultra Short Bond	2.0%	1.0%	0.0%
Total	100%	100%	100%

Dated: December 19, 2016

Please keep this Supplement with your Prospectus